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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                            SCHEDULE 14C INFORMATION

                INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. 2)

Check the appropriate box:

[ ]   Preliminary Information Statement

[ ]   CONFIDENTIAL, FOR USE OF THE
      COMMISSION ONLY (AS PERMITTED BY
      RULE 14c-5(d)(2))

[X]  Definitive Information Statement (Supplemental Materials)

                             XCEL MANAGEMENT, INC.
               -----------------------------------------------
               (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
(set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party: Xcel Management, Inc.

(4)  Date Filed:  June 9, 2000
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                             XCEL MANAGEMENT, INC.
                              1101 Broadway Plaza
                           Tacoma, Washington 98402
                                (253) 284-2000


                                 June 9, 2000

                        NOTICE OF CHANGE OF DATE OF THE
                        SPECIAL MEETING OF SHAREHOLDERS
                      TO BE HELD THURSDAY, AUGUST 3, 2000

To the Shareholders of
  Xcel Management, Inc.:

     Xcel Management, Inc. (the "Company") has decided to postpone its Special Meeting of Shareholders (the "Special Meeting"), currently scheduled for June 15, 2000, until Thursday, August 3, 2000, to ensure adequate notice to all
                                                                       ---
shareholders and to finalize certain corporate matters.

     The Special Meeting will be held on Thursday, August 3, 2000, at the Company's offices, 1101 Broadway Plaza, Tacoma, Washington, at 10:00 a.m., Pacific Time, for the purposes set forth in the Information Statement previously sent to the Company's shareholders. A new Notice of Meeting and Information Statement will be sent to all shareholders. The Record Date for the Special Meeting shall be July 13, 2000.

     You are cordially invited to attend the Special Meeting.

                                    Sincerely,



                                    M. Carroll Benton
                                    Secretary